UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5818 El Camino Real

Carlsbad, California 92008

(Address of Principal Executive Offices)

(760) 431-9286

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	ATEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 12, 2019, Alphatec Holdings, Inc. (the “Company”) held its Annual Meeting of stockholders (the “Annual Meeting”).  The Company filed its definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 2019.  The proxy statement describes in detail each of the five proposed voting matters (the “Proposals”) submitted to the Company’s stockholders at the Annual Meeting.  As of April 15, 2019, the record date of the Annual Meeting, there were 46,855,337 outstanding shares of the Company’s common stock. At the Annual Meeting, a quorum of 32,881,561 shares of the Company’s common stock were represented in person or by proxy.  The final results for the votes cast with respect to each Proposal are set forth below.

Proposal 1

The stockholders elected each of Evan Bakst, Mortimer Berkowitz III, Quentin Blackford, Jason Hochberg, Patrick S. Miles, David H. Mowry, Jeffrey P. Rydin, James L.L. Tullis, Donald A. Williams and Ward W. Woods to serve on the Company’s Board for a term of one year until the 2020 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier death or resignation, by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Evan Bakst	11,504,836	3,808,561	17,568,164
Mortimer Berkowitz III	12,401,228	2,912,169	17,586,164
Quentin Blackford	13,845,483	1,467,914	17,568,164
Jason Hochberg	11,688,305	3,625,092	17,568,164
Patrick S. Miles	14,687,674	625,723	17,568,164
David H. Mowry	14,784,001	529,396	17,568,164
Jeffrey P. Rydin	12,722,863	2,590,534	17,568,164
James L.L. Tullis	14,706,369	607,028	17,568,164
Donald A. Williams	14,693,120	620,277	17,568,164
Ward W. Woods	13,832,406	1,480,991	17,568,164

Proposal 2

The stockholders ratified the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2019 by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,775,607	54,910	51,044	0

 Proposal 3

The stockholders approved the amendment of the Company’s 2007 Employee Stock Purchase Plan by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,116,793	47,970	148,634	17,568,164

Proposal 4

The stockholders approved the amendment of the Company’s 2016 Equity Incentive Plan by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,620,803	2,522,763	169,831	17,568,164

Proposal 5

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executed officers by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,208,200	1,602,498	502,699	17,568,164

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

10.1	First Amendment to the Alphatec Holdings, Inc. 2007 Employee Stock Purchase Plan.
10.2	Third Amendment to the Alphatec Holdings, Inc. 2016 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2019	ALPHATEC HOLDINGS, INC.

	By:	/s/ Jeffrey Black
Name: Jeffrey Black
Its: Chief Financial Officer